Exhibit 99.1

Deere & Company

Selected, Recast Segment Financial Data

(In millions)

(Unaudited)

The following is selected, recast segment financial data, reflecting our new segment structure, for the years ended November 1, 2020, November 3, 2019, and October 28, 2018:

Segment Information – as previously reported

	2020	2019	2018
Net sales and revenues:
Agriculture & turf net sales	$22,325	$23,666	$23,191
Construction & forestry net sales	8,947	11,220	10,160
Financial services revenues	3,589	3,621	3,252
Other revenues	679	751	755
Total net sales and revenues	$35,540	$39,258	$37,358
Operating profit: *
Agriculture & turf	$2,969	$2,506	$2,816
Construction & forestry	590	1,215	868
Financial services	746	694	792
Total operating profit	4,305	4,415	4,476
Reconciling items **	(472)	(310)	(381)
Income taxes	(1,082)	(852)	(1,727)
Net income attributable to Deere & Company	$2,751	$3,253	$2,368

Segment Information – as recast

	2020	2019	2018
Net sales and revenues:
Production & precision ag net sales	$12,962	$13,364	$13,086
Small ag & turf net sales	9,363	10,302	10,105
Construction & forestry net sales	8,947	11,220	10,160
Financial services revenues	3,589	3,621	3,252
Other revenues	679	751	755
Total net sales and revenues	$35,540	$39,258	$37,358
Operating profit: *
Production & precision ag	$1,969	$1,729	$1,897
Small ag & turf	1,000	777	919
Construction & forestry	590	1,215	868
Financial services	746	694	792
Total operating profit	4,305	4,415	4,476
Reconciling items **	(472)	(310)	(381)
Income taxes	(1,082)	(852)	(1,727)
Net income attributable to Deere & Company	$2,751	$3,253	$2,368

* Operating profit is income from continuing operations before corporate expenses, certain external interest expense, certain foreign exchange gains and losses, and income taxes. Operating profit of the financial services segment includes the effect of interest expense and foreign exchange gains and losses.

** Reconciling items are primarily corporate expenses, certain external interest expense, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

The following is selected, recast segment financial data, reflecting our new segment structure, for the interim periods of fiscal year 2020:

Segment Information – as previously reported

	Fiscal Year 2020
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Net sales and revenues:
Agriculture & turf net sales	$4,486	$5,968	$5,672	$6,198
Construction & forestry net sales	2,044	2,256	2,187	2,461
Financial services revenues	931	875	892	891
Other revenues	170	154	174	181
Total net sales and revenues	$7,631	$9,253	$8,925	$9,731
Operating profit: *
Agriculture & turf	$373	$794	$942	$860
Construction & forestry	93	96	205	196
Financial services	179	75	243	249
Total operating profit	645	965	1,390	1,305
Reconciling items **	(78)	(54)	(122)	(219)
Income taxes	(50)	(245)	(457)	(329)
Net income attributable to Deere & Company	$517	$666	$811	$757

Segment Information – as recast

	Fiscal Year 2020
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Net sales and revenues:
Production & precision ag net sales	$2,507	$3,365	$3,289	$3,801
Small ag & turf net sales	1,979	2,603	2,383	2,397
Construction & forestry net sales	2,044	2,256	2,187	2,461
Financial services revenues	931	875	892	891
Other revenues	170	154	174	181
Total net sales and revenues	$7,631	$9,253	$8,925	$9,731
Operating profit: *
Production & precision ag	$218	$568	$605	$578
Small ag & turf	155	226	337	282
Construction & forestry	93	96	205	196
Financial services	179	75	243	249
Total operating profit	645	965	1,390	1,305
Reconciling items **	(78)	(54)	(122)	(219)
Income taxes	(50)	(245)	(457)	(329)
Net income attributable to Deere & Company	$517	$666	$811	$757

* Operating profit is income from continuing operations before corporate expenses, certain external interest expense, certain foreign exchange gains and losses, and income taxes. Operating profit of the financial services segment includes the effect of interest expense and foreign exchange gains and losses.

** Reconciling items are primarily corporate expenses, certain external interest expense, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

The following is selected, recast segment financial data, reflecting our new segment structure, for the special items recorded in fiscal year 2020:

Employee-Separation Programs – as previously reported

	Fiscal Year 2020
	Agriculture	Construction	Financial
	& Turf	& Forestry	Services	Total
Cost of sales	$82	$22		$104
Research and development expenses	47	8		55
Selling, administrative and general expenses	96	24	$15	135
Other operating expenses				41
Total pretax expenses	$225	$54	$15	$335

Employee-Separation Programs – as recast

	Fiscal Year 2020
	Production &	Small Ag	Construction	Financial
	Precision Ag	& Turf	& Forestry	Services	Total
Cost of sales	$51	$31	$22		$104
Research and development expenses	29	18	8		55
Selling, administrative and general expenses	53	43	24	$15	135
Other operating expenses					41
Total pretax expenses	$133	$92	$54	$15	$335

Impairments and Other Charges – as previously reported

	Fiscal Year 2020
	Agriculture	Construction	Financial
	& Turf	& Forestry	Services	Total
Factory closure - Cost of sales	$20			$20
Long-lived asset impairments:
Cost of sales	13	$80		93
SA&G expenses	4			4
Other operating expenses			$32	32
Affiliate company impairments - Equity in income (loss) of unconsolidated affiliates		50		50
Total pretax impairments and closure costs	$37	$130	$32	$199

Impairments and Other Charges – as recast

	Fiscal Year 2020
	Production &	Small Ag	Construction	Financial
	Precision Ag	& Turf	& Forestry	Services	Total
Factory closure - Cost of sales		$20			$20
Long-lived asset impairments:
Cost of sales		13	$80		93
SA&G expenses	$2	2			4
Other operating expenses				$32	32
Affiliate company impairments - Equity in income (loss) of unconsolidated affiliates			50		50
Total pretax impairments and closure costs	$2	$35	$130	$32	$199